Exhibit 99.1

Thunder Power, an Innovative Manufacturer of Premium EVs, Going

Public via Business Combination with Feutune Light Acquisition Corporation

Thunder Power develops and plans to manufacture premium passenger electric vehicles with a high degree of customization:

●	Thunder Power’s technology offers a highly competitive, long-range drive on a single charge of approximately 750 km (466 miles), along with many other proprietary solutions.

●	Thunder Power intends to target EV markets in the US, Europe, and Asia via a phased rollout.

●	Upon completion of the transaction, Thunder Power is expected to have on its balance sheet up to $53 million in cash (assuming no redemptions by stockholders of Feutune Light Acquisition Corp. and before payment of transaction expenses and deferred underwriting fees) to accelerate research and development and fund the first manufacturing run of the Limited Edition Coupe.

●	The enterprise value of Thunder Power is estimated to be US$400 million, with another potential US$200 million in earnout shares to be released, contingent on the satisfaction of certain performance conditions during the fiscal years ending December 31, 2023 to December 31, 2026.

Metuchen, NJ, Oct. 27, 2023 (GLOBE NEWSWIRE) --  Thunder Power Holdings Limited (“Thunder Power” or the “Company”), a technology innovator and manufacturer of premium electric vehicles, and Feutune Light Acquisition Corporation (“Feutune Light”) (NASDAQ: FLFV), a special purpose acquisition company, announced today that they have entered into a definitive business combination agreement (the “business combination agreement”, and the transaction contemplated therein, the “Transaction”).

“Feutune Light was formed to identify a prospective target with great growth potential through the efforts of a combined management team.” said Feutune Light’s CEO Tony Tian. “I am thrilled to announce our partnership with a company with deep experience in both the automotive and electric vehicle technology space.”

“The emergence of electric vehicles as a competitive, mainstream alternative to gas vehicles continues to gain traction with consumers throughout Asia, Europe, and North America,” commented Mr. Tian. “Thunder Power represents an eco-friendly opportunity to innovate at scale, offering upside through its proprietary technologies and low-cost production and providing our stakeholders with a clear path forward in claiming a stake in the electric mobility sector.”

About Thunder Power

Thunder Power offers premium passenger EVs positioned to gain market share based on competitive design, quality, comfort, range, and price. The Company intends to showcase the potential of its proprietary technologies through the manufacture and sale of four classes of EVs, with distribution targeted throughout the U.S., Europe, and Asia. Those four classes are expected to include the following:

-	Limited Edition Coupe

-	Compact City Car

-	Long-range Sedan

-	Long-range SUV

Key characteristics demonstrated throughout the Thunder Power family of vehicles includes a longer driving range on a single charge, shorter charge times, and lighter weight relative to some of TPH’s principal competitors, based on testing data of Thunder Power’s vehicle prototypes. The relative high efficiency of Thunder Power’s vehicles will also contribute to a lower cost of ownership.

Thunder Power’s management has significant experience in the development of electric vehicle technology as well as the broader automotive industry. They have engaged the leading Italian automotive design house, Zagato, to design and develop prototypes and intend to leverage established partnerships with European and Chinese suppliers to establish an advantage for sourcing lower-cost raw materials. The Company employs a modular design approach based on its unique chassis that enables modularized reuse of components and systems, further reducing weight and costs and boosting scalability.

“We are proud of our team for helping us to reach such a pivotal moment as a company,” said Wellen Sham, Chief Executive Officer of Thunder Power. “Through the business combination with Feutune Light, we look forward to advancing our vision to the commercial market and helping to redefine luxury and performance for the eco-conscious consumer. As the industry evolves, Thunder Power’s focus on differentiated technology and lower cost will help enable and inspire future innovations.”

Summary of the Transaction

Under the terms of the business combination agreement, Thunder Power will be merged with and into a wholly owned Delaware subsidiary (“Merger Sub”) of Feutune Light that was formed for the purpose of a business combination of FLFV (the “Merger”) , with Merger Sub surviving the Merger as a direct wholly owned subsidiary of Feutune Light. At the effective time of the Merger, shareholders of Thunder Power immediately prior to the effective time will receive shares of common stock of Feutune Light based on an implied pro forma enterprise value of approximately $400 million, at a price of $10.00 per share. In addition, 20,000,000 shares of common stock of Feutune Light are to be set aside in escrow as earnout shares at the closing of the Transaction, subject to the vesting schedule set forth in the business combination agreement. The earnout shares are to be vested and released to shareholders of Thunder Power, contingent on the satisfaction of certain performance conditions during the fiscal years ending December 31, 2023 to December 31, 2026. Upon completion of the Transaction, Thunder Power expects to have up to $53 million in cash on its balance sheet (assuming no redemptions by Feutune Light’s stockholders and before payment of Transaction expenses and deferred underwriting fees), including existing cash brought over from Thunder Power’s balance sheet, any capital raised, and expected cash proceeds from Feutune Light’s trust account, which is expected to be used to support Thunder Power’s R&D enhancements, establishing the supply chain structure, and the go-to-market strategy for manufacturing the Limited Edition Coupe and the City Car in 2025.

In the intermediate to longer term, the Transaction is expected to positively impact the Company’s operating results, providing funding for further technological advancements and the commercialization of its four EV models.

The Transaction, which has been approved by the Board of Directors of Thunder Power and the Board of Directors of Feutune Light, is expected to close in 2024, and is subject to approval by Feutune Light’s stockholders and other customary closing conditions, including a registration statement on Form S-4, of which the proxy statement/prospectus forms a part (the “Registration Statement”), being declared effective by the Securities and Exchange Commission (the “SEC”).

Additional information about the Transaction, including a copy of the business combination agreement, will be filed by Feutune Light in a Current Report on Form 8-K with the SEC and available at www.sec.gov.

Advisors

Brown Rudnick LLP is representing Thunder Power as U.S. legal counsel. Robinson & Cole LLP is representing Feutune Light as U.S. legal counsel. ARC Group Limited is acting as sole financial advisor to Thunder Power. US Tiger Securities is acting as financial advisor to Feutune Light.

About Feutune Light

Feutune Light is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

Important Information About the Transaction and Where to Find It

In connection with the Transaction, Feutune Light intends to file with the SEC the Registration Statement, and after the Registration Statement is declared effective, Feutune will mail a definitive proxy statement/prospectus relating to the Transaction to its stockholders. This press release does not contain all the information that should be considered concerning the Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. Feutune Light’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Transaction, as these materials will contain important information about Thunder Power, Feutune Light, and the Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the Transaction will be mailed to stockholders of Feutune Light as of a record date to be established for voting on the Transaction. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Feutune Light Acquisition Corporation, 48 Bridge Street, Building A, Metuchen, New Jersey 08840, Attention: Yuanmei Ma, Chief Financial Officer.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and S21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to Feutune Light and Thunder Power. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including the consummation of the Transactions under the business combination agreement, projections of market opportunity and market share, the capability of Thunder Power’s business plans including its plans to expand, the sources and uses of cash from the Transaction, the anticipated enterprise value of the combined company following the consummation of the Transaction, any benefits of Thunder Power’s partnerships, strategies or plans as they relate to the Transaction, anticipated benefits of the Transaction, and expectations related to the terms and timing of the Transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Feutune Light, Thunder Power believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Feutune Light and Thunder Power cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the Registration Statement. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Feutune Light nor Thunder Power can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Transaction due to the failure to obtain approval from Feutune Light’s stockholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the Transaction, the amount of redemption requests made by Feutune Light’s public stockholders, costs related to the Transaction, the impact of the global COVID-19 pandemic, the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those included under the heading “Risk Factors” in Feutune Light’s Annual Report on Form 10-K initially filed with the SEC on March 31, 2023, as amended on August 18, 2023 (the “Form 10-K”), Feutune Light’s final prospectus dated June 17, 2022 filed with the SEC (the “Final Prospectus”) related to Feutune Light’s initial public offering, and its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Feutune Light or Thunder Power presently know or that Feutune Light and Thunder Power currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Feutune Light, Thunder Power, their respective directors, officers or employees or any other person that Feutune Light and Thunder Power will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of Feutune Light and Thunder Power as of the date of this communication. Subsequent events and developments may cause those views to change. However, while Feutune Light and Thunder Power may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Feutune Light or Thunder Power as of any date subsequent to the date of this communication.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Thunder Power or Feutune Light, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in Solicitation

Thunder Power, Feutune Light, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Feutune Light’s stockholders in connection with the Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Feutune Light’s stockholders in connection with the Transaction will be set forth in the Registration Statement when it is filed with the SEC.

Contact Information:

Feutune Light Acquisition Corporation

Yuanmei Ma

Chief Financial Officer

48 Bridge Street, Building A

Metuchen, New Jersey 08840

(909)-214-2482

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